Summary Prospectus May 1, 2020 American Century Investments® VP Inflation Protection Fund
Class I: APTIX	Class II: AIPTX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from insurance companies through which shares of the fund may be purchased or sold.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and your insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Retail Investors americancentury.com/funds/vp_fund_reports.jsp 1-800-378-9878 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_vp.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated May 1, 2020 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated December 31, 2019. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
VP Inflation Protection pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not include the fees and expenses associated with your variable annuity or variable life insurance contract. Had they been included, fees and expenses presented below would have been higher. For information regarding the fees and expenses associated with your variable annuity or variable life insurance contract, please refer to your insurance product prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fee	0.46%	0.46%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.47%	0.72%
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example does not include fees and expenses associated with your variable annuity or variable life insurance contract. Had they been included, fees and expenses would have been higher. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class I	$48	$151	$264	$592
Class II	$74	$231	$401	$895
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
The fund invests substantially all of its assets in investment-grade debt securities. An investment-grade security is one that has been rated by an independent rating agency in its top four credit quality categories or, if unrated, determined by the advisor to be of comparable credit quality. To help protect against U.S. inflation, under normal conditions the fund will invest over 50% of its assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as corporations and foreign governments. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them. The fund also may invest in debt securities that are not inflation-indexed such as corporate bonds and notes, bank loans, commercial paper, and mortgage- or asset-backed securities.
The fund also may invest in derivative instruments, provided that such investments are in keeping with the fund’s investment objective. For example, the fund may use swap agreements to manage or reduce the risk of the effects of inflation with respect to the fund’s position in non-inflation-indexed securities. The fund also may enter into foreign currency exchange transactions for hedging purposes or to enhance returns. The fund may also invest in collateralized debt obligations, including collateralized loan obligations, and similarly structured investments.
The portfolio managers are not limited to a specific weighted average maturity range. However, the portfolio managers monitor the fund’s weighted average maturity and seek to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors.
Securities issued by the U.S. Treasury and certain U.S. government agencies, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government. Securities issued by other U.S. government agencies, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, these agencies are authorized to borrow from the U.S. Treasury to meet their obligations. Inflation-indexed securities issued by non-U.S. government entities are backed only by the credit of the issuer.
Principal Risks

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Real Interest Rate Risk – Inflation-indexed securities trade at prevailing real, or after-inflation, interest rates. The real interest rate is the current market interest rate minus the market’s inflation expectations. Generally, when real interest rates rise, the value of the fund’s debt securities will decline. The opposite is true when real interest rates decline. A period of rising interest rates may negatively affect the fund’s performance.

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Credit Risk – The value of the fund’s debt securities will be affected adversely by the inability or perceived inability of the issuers of these securities to make interest and principal payments as they become due. As a result, the fund’s share price also could decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.

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Inflation Risk – Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the fund’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury. Because the number of inflation-indexed debt securities issued by other entities is limited, the fund may have a substantial position in non-inflation-indexed securities. To the extent that this is the case, that portion of the portfolio will not be automatically protected from inflation.

•
Prepayment Risk – The fund may invest in debt securities backed by mortgages or other assets. If these underlying assets are prepaid, the fund may benefit less from declining interest rates than other funds.

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Liquidity Risk – During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.

•
Derivative Risk – The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the swap agreement.

•
Bank Loan Risk – The market for bank loans may not be highly liquid and the fund may have difficulty selling them. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.

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Collateralized Debt Obligations/Collateralized Loan Obligation Risk – Collateralized debt obligations and collateralized loan obligations (CLOs) are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

•
Foreign Securities Risk – Foreign securities have certain unique risks, such as currency risk, social, political and economic risk, and foreign market and trading risk. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

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Market Risk – The value of the securities owned by the fund may go up and down, sometimes rapidly or unpredictably. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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Redemption Risk –The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss or increase the fund’s transaction costs. To the extent that an insurance company has a large position in the fund, the fund may experience relatively large redemptions if such insurance company reallocates its assets.

•	Principal Loss – It is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class II shares. The table shows how the fund’s average annual returns for the periods shown compare with those of a broad measure of market performance. Fees associated with your variable annuity or variable life insurance contract are not reflected in the chart or table below. Had they been included, returns presented below would have been lower. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Calendar Year Total Returns
Highest Performance Quarter (3Q 2011): 4.15% Lowest Performance Quarter (2Q 2013): -7.16%

Average Annual Total Returns For the calendar year ended December 31, 2019	1 year	5 years	10 years
Class I	9.16%	2.49%	3.17%
Class II	8.90%	2.24%	2.91%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (reflects no deduction for fees, expenses or taxes)	8.43%	2.61%	3.36%
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1983.
Brian Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1987.
James E. Platz, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 2003.
Miguel Castillo, Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 2008.
Purchase and Sale of Fund Shares
The fund only offers shares through insurance company separate accounts. For instructions on how to purchase and redeem shares through your separate account, read the prospectus provided by your insurance company. Orders for fund shares will be priced at the net asset value next determined after the order is received in the form required by the agreement between the fund, its investment advisor and/or its distributor and the insurance company from which you have purchased your separate account. There are no sales commissions or redemption charges. However, certain sales or deferred sales charges and other charges may apply to the variable annuity or life insurance contracts. Those charges are disclosed in the separate account prospectus.
Tax Information
Consult the prospectus of your insurance company separate account for a discussion of the tax status of your variable contract.
Payments to Broker-Dealers and Other Financial Intermediaries
The fund is offered as an underlying investment option for variable annuity or life insurance contracts. The fund and its related companies pay the sponsoring insurance company and its related companies for distribution and other services. These payments may influence the insurance company to include the fund over another investment as an option in its products. Ask your salesperson or visit your insurance company’s website for more information.

©2020 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SUM-91583 2005